Available-for-sale Financial Assets-noncurrent	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Available-for-sale Financial Assets-noncurrent
10.	Available-for-sale Financial Assets－noncurrent

The Company determined part of its available-for-sale financial assets was impaired, and there is a remote chance of future recovery. As a result, the Company recognized an impairment loss of $30,000 thousand for the year ended December 31, 2017.

Some of the available-for-sale securities held by the Company were publicly traded equity shares. If the share price of these securities appreciates or depreciates by 10% at the reporting date, other comprehensive income would increase or decrease by $417,032 thousand for the year ended 2017.

After the application of IFRS 9 from January 1, 2018, the equity investments classified as available-for-sale financial assets were designated as financial assets at FVTOCI. See note 9 for related disclosure.